Net Loss Per Share	3 Months Ended
Mar. 31, 2022
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]	Net Loss per Share
Basic net loss per share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Preferred shares, outstanding common share purchase warrants, and outstanding options are considered common stock equivalents and are only included in the calculation of diluted earnings per common share when net income is reported and their effect is dilutive.
Anti-dilutive common share equivalents excluded from the computation of diluted net loss per share were as follows:

	Three Months Ended March 31,
	2022	2021
Common share purchase warrants	19,858,539	2,042,564
Preferred shares issued and outstanding	96,000	6,860,478
Options and RSUs outstanding	60,675	101,175